Exhibit 99.1

Electronic Arts Reports Q1 FY19

Financial Results

REDWOOD CITY, CA - July 26, 2018 - Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its first fiscal quarter ended June 30, 2018.

“Across new games, new platforms and new geographies, we connected more players around the world to more great entertainment in our first quarter of FY19,” said CEO Andrew Wilson. “We are striving to pioneer and lead for our players, with new EA SPORTS games and content on every platform, a first-of-its-kind subscription in Origin Access Premier and growing competitive gaming tournaments for FIFA and Madden NFL coming in the months ahead.  With every game, every service, and every experience, we are taking steps toward our vision to connect a billion people in play.”

“We started the year strongly as we continued to deliver on our growth strategies with a focus on new genres, new geographies and building engaging live services across our portfolio to drive recurring revenue,” said COO and CFO Blake Jorgensen. “We have a strong slate of products to launch through the rest of the fiscal year, great content coming in our live services, and are continuing to grow our esports competitions.”

News and ongoing updates regarding EA and its games are available on EA’s blog at www.ea.com/news.

Selected Operating Highlights and Metrics

•	Digital net bookings* for the trailing twelve months was $3.550 billion, up 13% year-over-year and represents 69% of total net bookings.

•	The FIFA World Cup content update had more than 15 million unique players during the quarter.

•	Launched FIFA Mobile in China this quarter, reaching #1 on the top downloads chart for iOS in China and showing best-in-class engagement on the WeChat platform.

•	Launched FIFA Online 4 in Asia during the quarter.

•	More than 20 million players participated in the current season of FIFA competitive gaming and had 80% more average viewers over last season.

•	The Sims™ 4 player base grew 35% year-over-year.

•	EA received more than 60 awards at E3 this year, including “Best of” awards from the E3 Game Critics for Anthem™, Battlefield™ V, and FIFA 19.

* Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games and, for periods after the fourth quarter of fiscal 2018, mobile platform fees.

Selected Financial Highlights and Metrics
All financial measures are presented on a GAAP basis.

•	Net cash provided by operating activities was $120 million for the quarter and $1.636 billion for the trailing twelve months.

•	EA repurchased 2.3 million shares for $300 million during the quarter and 6.2 million shares for $751 million during the trailing twelve months.

Impact of Recently Adopted Accounting Standard

At the beginning of fiscal year 2019, April 1, 2018, EA adopted FASB ASU 2014-09 (Topic 606), Revenue from Contracts with Customers. Topic 606 significantly changes how EA recognizes and reports revenue and diluted earnings per share; however, it does not materially impact net bookings, EA’s operational metric. For more information about the adoption of Topic 606, including information with respect to mobile platform fees, please refer to the Investor Accounting FAQ document posted on our IR website. Financial data for periods prior to April 1, 2018 has not been restated.

Quarterly Financial Highlights

	Three Months Ended
	June 30,
	2018	2017
(in $ millions, except per share amounts)
Digital net revenue	957	879
Packaged goods and other net revenue	180	570
Total net revenue	1,137	1,449

Net income	293	644
Diluted earnings per share	0.95	2.06

Operating cash flow	120	176

Value of shares repurchased	300	150
Number of shares repurchased	2.3	1.4

While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and tax rate of 18% was used internally by company management to adjust its fiscal 2019 GAAP results in order to assess EA’s operating results:

	Three Months Ended June 30, 2018
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
Total net revenue	1,137	—	(339)	(49)	—
Cost of revenue	215	(1)	—	(49)	(1)
Gross profit	922	1	(339)	—	1
Total operating expenses	622	(6)	—	—	(69)
Operating income	300	7	(339)	—	70
Interest and other income, net	19	—	—	—	—
Income before provision for income taxes	319	7	(339)	—	70
Number of shares used in computation:
Diluted	310

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2018.

TTM Financial Highlights

	TTM Ended
	June 30,
	2018	2017
(in $ millions)
Digital net revenue	3,528	3,064
Packaged goods and other net revenue	1,310	1,959
Total net revenue	4,838	5,023

Net income	692*	1,171

Operating cash flow	1,636	1,872

Value of shares repurchased	751	529
Number of shares repurchased	6.2	6.0

*During the twelve months ended June 30, 2018, EA recognized $235 million of incremental income tax expense due to the application of the Tax Cuts and Jobs Act.

While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and tax rate of 18% in fiscal year 2019 and 21% in fiscal year 2018 was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	TTM Ended June 30, 2018
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
Total net revenue	4,838	—	365	(49)	—
Cost of revenue	1,338	(3)	—	(49)	(3)
Gross profit	3,500	3	365	—	3
Total operating expenses	2,509	(14)	—	—	(261)
Operating income	991	17	365	—	264
Interest and other income, net	28	—	—	—	—
Income before provision for income taxes	1,019	17	365	—	264

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2018.

Operating Metric

The following is a calculation of our total net bookings for the periods presented:

	Three Months Ended June 30,		TTM Ended June 30,
	2018	2017	2018	2017
(in $ millions)
Total net revenue	1,137	1,449	4,838	5,023
Change in deferred net revenue (online-enabled games)	(339)	(674)	365	12
Mobile platform fees	(49)	—	(49)	—
Net bookings	749	775	5,154	5,035

Business Outlook as of July 26, 2018

The following forward-looking statements reflect expectations as of July 26, 2018. Electronic Arts assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year 2019 Expectations - Ending March 31, 2019

Financial metrics:

•	Net revenue is expected to be approximately $5.600 billion.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately $235 million.

◦	Mobile platform fees are expected to be approximately $(285) million.

•	Net income is expected to be approximately $1.108 billion.

•	Diluted earnings per share is expected to be approximately $3.55.

•	Operating cash flow is expected to be approximately $1.825 billion.

•	The Company estimates a share count of 312 million for purposes of calculating fiscal year 2019 diluted earnings per share.

Operational metric:

•	Net bookings is expected to be approximately $5.550 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2019
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
(in $ millions)
Digital net revenue	4,150	—	185	(285)	—
Packaged goods & other net revenue	1,450	—	50	—	—
Total net revenue	5,600	—	235	(285)	—
Cost of revenue	1,566	(5)	—	(285)	(1)
Operating expense	2,784	(25)	—	—	(329)
Income before provision for income taxes	1,250	30	235	—	330
Net income	1,108
Number of shares used in computation:
Diluted shares	312

Second Quarter Fiscal Year 2019 Expectations - Ending September 30, 2018

Financial metrics:

•	Net revenue is expected to be approximately $1.270 billion.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately $(55) million.

◦	Mobile platform fees are expected to be approximately $(55) million.

•	Net income is expected to be approximately $150 million.

•	Diluted earnings per share is expected to be approximately $0.48.

•	The Company estimates a share count of 312 million for purposes of calculating second quarter fiscal year 2019 diluted earnings per share.

Operational metric:

•	Net bookings is expected to be approximately $1.160 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending September 30, 2018
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
(in $ millions)
Total net revenue	1,270	—	(55)	(55)	—
Cost of revenue	436	(1)	—	(55)	—
Operating expense	674	(9)	—	—	(85)
Income before provision for income taxes	168	10	(55)	—	85
Net Income	150
Number of shares used in computation:
Diluted shares	312

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2018.

Conference Call and Supporting Documents
Electronic Arts will host a conference call on July 26, 2018 at 2:00 pm PT (5:00 pm ET) to review its results for the first fiscal quarter ended June 30, 2018 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number 844-215-4106 (domestic) or 918-534-8313 (international), using the password “EA” or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance and an Investor Accounting FAQ document on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until August 9, 2018 at 855-859-2056 (domestic) or 404-537-3406 (international) using pin code 8686629. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s fiscal 2019 expectations under the heading “Business Outlook as of July 26, 2018,” and other information regarding EA's fiscal 2019 expectations contain forward-looking statements that are subject to change.  Statements including words such as “anticipate,” “believe,” “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s titles; the Company’s ability to develop and support digital products and services, including managing online security and privacy; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; the effectiveness of the Company’s sales and marketing programs; timely development and release of Electronic Arts’ products; the

Company’s ability to realize the anticipated benefits of acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; general economic conditions; and other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018.

These forward-looking statements are current as of July 26, 2018. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018.  Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2018.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers. EA has more than 300 million registered players around the world.

In fiscal year 2018, EA posted GAAP net revenue of $5.15 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as The Sims™, Madden NFL, EA SPORTS™ FIFA, Battlefield™, Need for Speed™, Dragon Age™ and Plants vs. Zombies™. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, The Sims, Need for Speed, Dragon Age, and Plants vs. Zombies are trademarks of Electronic Arts Inc. John Madden, NFL and FIFA are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Corporate Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended June 30,
	2018 [1]	2017
Net revenue
Product	202	828
Service and other	935	621
Total net revenue	1,137	1,449
Cost of revenue
Product	68	64
Service and other	147	90
Total cost of revenue	215	154
Gross profit	922	1,295
Operating expenses:
Research and development	362	325
Marketing and sales	140	121
General and administrative	114	105
Amortization of intangibles	6	1
Total operating expenses	622	552
Operating income	300	743
Interest and other income (expense), net	19	6
Income before provision for income taxes	319	749
Provision for income taxes	26	105
Net income	293	644
Earnings per share
Basic	0.96	2.08
Diluted	0.95	2.06
Number of shares used in computation
Basic	306	309
Diluted	310	313

1At the beginning of fiscal year 2019, April 1, 2018, EA adopted FASB ASU 2014-09 (Topic 606), Revenue from Contracts with Customers. Topic 606 significantly changes how EA recognizes and reports revenue and diluted earnings per share. For more information about the adoption of Topic 606, including information with respect to mobile platform fees, please refer to the Investor Accounting FAQ document posted on our IR website. Financial data for periods prior to April 1, 2018 has not been restated.

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance for the three months ended June 30, 2018 plus a comparison to the actuals for the three months ended June 30, 2017.

	Three Months Ended June 30,
	2018 [1]		2018 [1]	2017
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	1,080	57	1,137	1,449
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	(300)	(39)	(339)	(674)
Mobile platform fees	(60)	11	(49)	—
Cost of revenue
Cost of revenue	226	(11)	215	154
GAAP-based financial data
Acquisition-related expenses	(1)	—	(1)	—
Stock-based compensation	—	(1)	(1)	(1)
Mobile platform fees	(60)	11	(49)	—
Operating expenses
Operating expenses	634	(12)	622	552
GAAP-based financial data
Acquisition-related expenses	(4)	(2)	(6)	(1)
Stock-based compensation	(75)	6	(69)	(47)
Income before tax
Income before tax	220	99	319	749
GAAP-based financial data
Acquisition-related expenses	5	2	7	1
Change in deferred net revenue (online-enabled games)	(300)	(39)	(339)	(674)
Mobile platform fees	—	—	—	—
Stock-based compensation	75	(5)	70	48
Tax rate used for management reporting	18%		18%	21%
Earnings per share
Basic	0.65	0.31	0.96	2.08
Diluted	0.64	0.31	0.95	2.06
Number of shares
Basic	307	(1)	306	309
Diluted	311	(1)	310	313

1At the beginning of fiscal year 2019, April 1, 2018, EA adopted FASB ASU 2014-09 (Topic 606), Revenue from Contracts with Customers. Topic 606 significantly changes how EA recognizes and reports revenue and diluted earnings per share. For more information about the adoption of Topic 606, including information with respect to mobile platform fees, please refer to the Investor Accounting FAQ document posted on our IR website. Financial data for periods prior to April 1, 2018 has not been restated.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	June 30, 2018[1]	March 31, 2018[2]
ASSETS
Current assets:
Cash and cash equivalents	3,876	4,258
Short-term investments	1,095	1,073
Receivables, net of allowances of $4 and $165, respectively	371	385
Other current assets	282	288
Total current assets	5,624	6,004
Property and equipment, net	440	453
Goodwill	1,886	1,883
Acquisition-related intangibles, net	107	71
Deferred income taxes, net	92	84
Other assets	98	89
TOTAL ASSETS	8,247	8,584
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	47	48
Accrued and other current liabilities	765	821
Deferred net revenue (online-enabled games)	652	1,622
Total current liabilities	1,464	2,491
Senior notes, net	993	992
Income tax obligations	276	250
Deferred income taxes, net	1	1
Other liabilities	253	255
Total liabilities	2,987	3,989

Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	339	657
Retained earnings	4,944	4,062
Accumulated other comprehensive loss	(26)	(127)
Total stockholders’ equity	5,260	4,595
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	8,247	8,584

1At the beginning of fiscal year 2019, April 1, 2018, EA adopted FASB ASU 2014-09 (Topic 606) Revenue from Contracts with Customers. EA’s Q1 FY19 Unaudited Condensed Consolidated Balance Sheet reflects the effect of the adoption as of April 1, 2018, which had an impact on the following: receivables, net of allowances, accrued and other current liabilities, deferred net revenue (online-enabled games), deferred income taxes, net, retained earnings and accumulated other comprehensive loss. Financial data for periods prior to April 1, 2018 has not been restated.

2Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended June 30,
	2018	2017
OPERATING ACTIVITIES
Net income	293	644
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	38	31
Stock-based compensation	70	48
Change in assets and liabilities
Receivables, net	169	135
Other assets	48	80
Accounts payable	8	(44)
Accrued and other liabilities	(59)	(116)
Deferred income taxes, net	(74)	55
Deferred net revenue (online-enabled games)	(373)	(657)
Net cash provided by operating activities	120	176
INVESTING ACTIVITIES
Capital expenditures	(32)	(33)
Proceeds from maturities and sales of short-term investments	207	438
Purchase of short-term investments	(228)	(693)
Acquisition, net of cash acquired	(50)	—
Net cash used in investing activities	(103)	(288)
FINANCING ACTIVITIES
Proceeds from issuance of common stock	1	30
Cash paid to taxing authorities for shares withheld from employees	(89)	(95)
Repurchase and retirement of common stock	(300)	(150)
Net cash used in financing activities	(388)	(215)
Effect of foreign exchange on cash and cash equivalents	(11)	10
Decrease in cash and cash equivalents	(382)	(317)
Beginning cash and cash equivalents	4,258	2,565
Ending cash and cash equivalents	3,876	2,248

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q1	Q2	Q3	Q4	Q1[1]	YOY %
	FY18	FY18	FY18	FY18	FY19	Change
Net revenue
Net revenue	1,449	959	1,160	1,582	1,137	(22%)
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[3]	(674)	220	811	(327)	(339)
Mobile platform fees	—	—	—	—	(49)
Gross profit
Gross profit	1,295	570	659	1,349	922	(29%)
GAAP-based financial data
Acquisition-related expenses	—	—	1	1	1
Change in deferred net revenue (online-enabled games)[3]	(674)	220	811	(327)	(339)
Mobile platform fees	—	—	—	—	—
Stock-based compensation	1	1	—	1	1
Gross profit (as a % of net revenue)	89%	59%	57%	85%	81%
Operating income (loss)
Operating income (loss)	743	(41)	(21)	753	300	(60%)
GAAP-based financial data
Acquisition-related expenses	1	2	2	6	7
Change in deferred net revenue (online-enabled games)[3]	(674)	220	811	(327)	(339)
Stock-based compensation	48	62	63	69	70
Operating income (loss) (as a % of net revenue)	51%	(4%)	(2%)	48%	26%
Net income (loss)
Net income (loss)	644	(22)	(186)	607	293	(55%)
GAAP-based financial data
Acquisition-related expenses	1	2	2	6	7
Change in deferred net revenue (online-enabled games)[3]	(674)	220	811	(327)	(339)
Stock-based compensation	48	62	63	69	70
Tax rate used for management reporting	21%	21%	21%	21%	18%
Net income (loss) (as a % of net revenue)	44%	(2%)	(16%)	38%	26%
Diluted earnings (loss) per share	2.06	(0.07)	(0.60)	1.95	0.95	(54%)
Number of diluted shares used in computation
Basic	309	309	308	307	306
Diluted	313	309	308	311	310
Anti-dilutive shares excluded for loss position[4]	—	3	3	—	—

1At the beginning of fiscal year 2019, April 1, 2018, EA adopted FASB ASU 2014-09 (Topic 606), Revenue from Contracts with Customers. Topic 606 significantly changes how EA recognizes and reports revenue and diluted earnings per share. For more information about the adoption of Topic 606, including information with respect to mobile platform fees, please refer to the Investor Accounting FAQ document posted on our IR website. Financial data for periods prior to April 1, 2018 has not been restated.

3The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations due to the impact of unrecognized gains/losses on cash flow hedges.

4Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable through stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1[1]	YOY %
	FY18	FY18	FY18	FY18	FY19	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	209	123	143	232	116	(44%)
Live services	501	408	476	698	610	22%
Mobile	169	158	161	172	231	37%
Total digital	879	689	780	1,102	957	9%
Packaged goods and other	570	270	380	480	180	(68%)
Total net revenue	1,449	959	1,160	1,582	1,137	(22%)
Total digital	61%	72%	67%	70%	84%
Packaged goods and other	39%	28%	33%	30%	16%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(98)	(4)	117	(39)	(20)
Live services	(81)	(98)	311	(19)	(160)
Mobile	(19)	(8)	22	4	(35)
Total digital	(198)	(110)	450	(54)	(215)
Packaged goods and other	(476)	330	361	(273)	(124)
Total change in deferred net revenue (online-enabled games) by composition[3]	(674)	220	811	(327)	(339)
Mobile platform fees	—	—	—	—	(49)

Net revenue by platform
Console	1,034	595	810	1,196	705	(32%)
PC/Browser	240	196	181	210	197	(18%)
Mobile	171	162	166	173	233	36%
Other	4	6	3	3	2	(50%)
Total net revenue	1,449	959	1,160	1,582	1,137	(22%)
GAAP-based financial data
Console	(590)	258	710	(313)	(288)
PC/Browser	(61)	(30)	83	(20)	(9)
Mobile	(20)	(7)	21	5	(42)
Other	(3)	(1)	(3)	1	—
Total change in deferred net revenue (online-enabled games) by platform[3]	(674)	220	811	(327)	(339)
Mobile platform fees	—	—	—	—	(49)

1At the beginning of fiscal year 2019, April 1, 2018, EA adopted FASB ASU 2014-09 (Topic 606), Revenue from Contracts with Customers. Topic 606 significantly changes how EA recognizes and reports revenue and diluted earnings per share. For more information about the adoption of Topic 606, including information with respect to mobile platform fees, please refer to the Investor Accounting FAQ document posted on our IR website. Financial data for periods prior to April 1, 2018 has not been restated.

3The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY18	FY18	FY18	FY18	FY19	Change
CASH FLOW DATA
Operating cash flow	176	52	849	615	120	(32%)
Operating cash flow - TTM	1,872	1,802	1,514	1,692	1,636	(13%)
Capital expenditures	33	30	24	20	32	(3%)
Capital expenditures - TTM	116	117	116	107	106	(9%)
Repurchase and retirement of common stock	150	153	150	148	300	100%
DEPRECIATION
Depreciation expense	29	30	30	31	30	3%
BALANCE SHEET DATA
Cash and cash equivalents	2,248	2,067	2,566	4,258	3,876
Short-term investments	2,222	2,288	2,318	1,073	1,095
Cash and cash equivalents, and short-term investments	4,470	4,355	4,884	5,331	4,971	11%
Receivables, net [1]	222	812	886	385	371	67%
STOCK-BASED COMPENSATION
Cost of revenue	1	1	—	1	1
Research and development	28	36	38	44	47
Marketing and sales	7	9	8	8	7
General and administrative	12	16	17	16	15
Total stock-based compensation	48	62	63	69	70

1At the beginning of fiscal year 2019, April 1, 2018, EA adopted FASB ASU 2014-09 (Topic 606) Revenue from Contracts with Customers. EA’s Q1 FY19 Unaudited Condensed Consolidated Balance Sheet reflects the effect of the adoption as of April 1, 2018, which had an impact on receivables, net of allowances. Financial data for periods prior to April 1, 2018 has not been restated.